Annual Report 2002

July 31, 2002

Domini Social Equity Fund ®

Domini Social Bond Fund SM

The Way You Invest MattersSM

Table of Contents

Letter from the President	2

Domini News	5

Domini Social Equity Fund

Performance Commentary	8

Social Profiles	11

Portfolio of Investments	19

Domini Social Bond Fund

Performance Commentary and Social Impact	25

Portfolio of Investments	29

Domini Social Index Portfolio

Statement of Assets and Liabilities	35

Statement of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	38

Notes to Financial Statements	39

Independent Auditors' Report	41

Domini Social Equity Fund

Statement of Assets and Liabilities	43

Statement of Operations	44

Statements of Changes in Net Assets	45

Financial Highlights	46

Notes to Financial Statements	47

Independent Auditors' Report	50

Domini Social Bond Fund

Statement of Assets and Liabilities	51

Statement of Operations	52

Statement of Changes in Net Assets	53

Financial Highlights	54

Notes to Financial Statements	55

Independent Auditors' Report	59

Trustees and Officers	60

For More Information	Back cover

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Letter from the President

Dear Fellow Shareholders:

These past 12 months have been difficult ones. A crisis of confidence was the single largest deterrent to economic recovery our nation faced, and it continues to permeate the nation's psyche.

Interest rates were low, inflation was low, and corporate profits on the whole were rising. With these elements in place, most formulas for stock price valuations showed it should have been a good time to invest in equities. But markets faltered. Had there been great public confidence in our institutions, the markets should and most likely would have responded to these positives.

After nearly two years of revelations, our confidence in the structures that were meant to define our nation has plummeted. The presidential election uncertainties, the shock over the events of September 11, and the revelation that certain corporate leaders acted with complete disregard for employees, communities and even shareholders while cooking books and siphoning vast sums of money for their personal benefit were only the beginning. Next came allegations that Wall Street was in cahoots with CEOs and that certain members of the accounting and legal professions placed their clients before their professional ethical obligations.

Americans have a pragmatic streak. Where we see problems we look for solutions.

The roots of distrust in our corporations have been growing for many years. Socially responsible investors have communicated consistently and clearly that corporations must be accountable to all of their stakeholders — from the communities they impact to the natural environment — not just shareholders. We are all discovering, however, that the problem is perhaps worse than we thought — recent headlines reveal that "shareholder value" is certainly not at the head of executive priority lists. If this is true, then imagine how far down the environment ranks. Where does the welfare of employees come in?

I cannot recall a time when the concept of "corporate responsibility" was more frequently discussed in the media than now. But the debate has been rather narrowly focused on accounting scandals and fraud. This is understandable, but the discussion must be expanded. What are the true costs of our most basic financial assumptions? The planet's life-support systems are in decline. The global

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Letter from the President

gap between rich and poor has grown to an immense chasm that threatens to swallow all hopes for lasting peace. The world is looking to us for solutions because we clearly have the means at our disposal.

How can we appropriately address global resentment of our wealth? Social investors would institute economic development initiatives at a grass-roots level around the world. This was the approach our government took when it developed the Marshall Plan to rebuild Europe after World War II. It is an approach that socially responsible investors are currently pursuing by devoting a portion of their investment portfolios to community development investments, providing critical resources to those communities that have been denied access to capital.

Until a structural alignment between the best interests of the public and those of CEOs is legislated, only the passage of time without further scandal will move us beyond distrust. I believe it will take more to get us to "confidence," however. A first step must be to tackle the issue of excessive executive compensation. What Alan Greenspan referred to as "infectious greed" has a cause. The cause is an incentive structure that encourages management to exaggerate its importance and to argue that its contribution is worth more than any other stakeholder's contribution. Simple regulation could remove these negative incentives.

How do you rebuild the investing public's faith in our financial institutions and our corporations? This nation faced the same problem in 1934 as a result of the Great Depression. We responded by building a regulatory body whose responsibility was to demand transparency and disclosure on anything that might materially affect investors: the Securities and Exchange Commission. Today it is clear that the standards for disclosure must be expanded. In addition, the SEC could be doing a more effective job enforcing the requirements regarding corporate social and environmental liabilities that are currently on the books. According to a recent study conducted by the Environmental Protection Agency, 74% of publicly traded companies fail to report significant environmental liabilities that are required to be disclosed. These liabilities pose material risks to investors, as well as to the environment.

It is a critically important time to be a socially responsible investor. Socially responsible investors have stepped up efforts to address all of these concerns. We are playing a critical role by reminding decision-makers that there is a larger

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Letter from the President

picture to consider, and we are working more closely than ever with corporate governance activists to better understand how corporate governance mechanisms can be used to create more accountable, sustainable corporations.

Our industry has spoken out for years on the need for greater transparency regarding how corporations treat the environment, their workforce, communities, customers, suppliers and investors. We are now formalizing our suggested standards, and we will press government regulators to consider the issues they address.

We live on a small planet, and we may not have another opportunity to get this right. As a socially responsible investor I am both alarmed and hopeful. I am alarmed because every day I see the world growing hungrier and more dangerous. I am hopeful because I know that we are part of the solution. As always, we thank you for your investment and for your commitment to socially responsible investing.

Very truly yours,

Amy Domini amy@domini.com

This material must be preceded or accompanied by the Funds' current prospectus. DSIL Investment Services LLC, Distributor. 09/02

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Domini News

An Agenda for Change

There has been much discussion in the socially responsible investment community over the past year about corporate governance issues. Corporate governance activists and shareholder activists focused on social and environmental issues are now working together more closely than ever before, and a number of important projects are underway. It would be a mistake, however, to conclude from all of this activity that social investors are new to corporate governance issues.

Our social research providers at KLD Research & Analytics, Inc. (KLD) have tracked CEO and board compensation for many years and have included both "strengths" and "concerns" on these issues in their corporate social profiles. KLD has also consistently noted in its profiles major accounting scandals, companies where a majority of directors were current or past employees, and board diversity. The Domini Funds have been a strong voice for corporate governance reform for more than ten years, through our proxy voting policies. Our proxy voting guidelines, first published in 1992 and updated annually since then, cover more than 35 corporate governance issues. Every year we revisit our guidelines and make changes where necessary to address emerging issues. This year, for example, we added a new guideline to address the independence of corporate auditing firms. We voted against the ratification of auditors that received more than 50% of their fees from non-audit services due to concerns that an auditor that derives the majority of its fees from non-audit services might not be in a position to provide a truly independent audit. We have also filed a number of shareholder resolutions over the years addressing executive compensation and board diversity.

Over the past few months, a number of important reforms have been adopted designed to strengthen corporate governance and enhance corporate accountability. While we applaud these steps in the right direction, we feel that there are a number of important areas of reform that have not been addressed. The following briefly describes five broad areas that we have been working on.

1. Transparency in mutual fund proxy voting: Mutual funds hold more than 20% of U.S. equities, but there are no rules requiring that they disclose how they are voting proxies for stocks in their portfolio. Proxy voting is the most direct way that mutual funds influence corporate governance and policy. Last year, Domini

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Domini News

Social Investments wrote to Harvey Pitt, chairman of the Securities and Exchange Commission, requesting that mutual funds be required to publicly disclose their proxy voting policies and actual votes (Rulemaking Petition File No. 4-439). Our nation's securities laws were built on the premise that healthy markets require public transparency. Proxy voting transparency would enhance corporate accountability by strengthening investor oversight of corporate practices.

2. Set limits on executive compensation: Excessive executive compensation is one of the most significant obstacles to establishing genuine corporate accountability and reestablishing public confidence in the markets. We believe that regulators should consider, for example, limiting executive severance pay, and establishing a reasonable ratio between the salary of the highest- and the lowest-paid workers. In addition, they should evaluate meaningful ways to link executive compensation to social and environmental performance.

3. Improve social and environmental disclosure and enforcement: We believe that management of social and environmental issues is an important indicator of corporate performance. The phenomenal growth of the social investment industry over the past ten years demonstrates that a significant number of investors share this view. Despite this, investors continue to be exposed to undisclosed social and environmental risk. We believe the SEC should expand mandatory disclosure requirements and should improve enforcement of existing rules requiring disclosure of these categories of information.

4. Promote diversity: Corporations must make greater efforts to include women and minorities on their boards of directors, and to report to shareholders on their progress in promoting women and minorities to positions of authority. The Domini Funds have had a longstanding policy of voting against any board slate that does not include at least one woman or minority. In addition, when we vote against management on this issue, we write to the company and explain why.

5. Make board elections more democratic: Currently, shareholders are asked to rubberstamp a slate of directors. We would like to see this process become more democratic by, for example, requiring annual elections of each director and requiring two nominees per board seat or a percentage of nominees coming from shareholders. This is an important governance issue that requires

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Domini News

further study and attention. At Domini, we have a longstanding policy of voting for shareholder proposals to abolish staggered boards and we write to companies to explain why we have opposed management on this issue.

This is just a start, of course. We also believe that stock options should be reported to stockholders as an expense, that in-person (as opposed to online) annual meetings are an essential part of corporate democracy that must be preserved, and that corporations should consider questions regarding corporate social and environmental performance as matters requiring independent board oversight.

Visit www.domini.com to review our proxy voting guidelines and votes, read our letters to the SEC on mutual fund proxy voting and to the NYSE on its proposed listing standards, and more.

This material must be preceded or accompanied by the Funds' current prospectus. DSIL Investment Services LLC, Distributor. 09/02

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Domini Social Equity Fund

Performance Commentary

For the year ended July 31, 2002, the Domini Social Equity Fund returned –23.26%, while the Standard & Poor's 500 Index (S&P 500) returned –23.63%.

Geopolitical tensions, corporate malfeasance, and the lackluster global economy conspired to drag down investor confidence. On a global level, the unremitting Israeli-Palestinian conflict, the territorial dispute between India and Pakistan, the prospect of continued terrorist activity in the United States, and President Bush's threats to invade Iraq all contributed to a climate of fear and uncertainty. On a domestic level, a series of major corporate scandals undermined trust in Wall Street and corporate America. Add a weak global economic recovery to the mix, and it is no great surprise that investors shunned the equity markets.

Ironically, 2002 started on a cautiously optimistic note. Despite the punishment the markets took in the third quarter, the fourth quarter of 2001 realized positive double-digit equity returns. The War on Terrorism was perceived to be succeeding, and economic indicators pointed to a recovery in 2002.

For a short period of time it seemed this optimism might be justified, as most U.S. equity markets ended the first quarter on a slightly positive note. However, the events of the last several months have overwhelmed investor optimism. As of July 31, 2002, with very few exceptions, the major U.S. equity markets were deeply negative for the year — and for the 12-month period.

During the year ended July 31, the Fund outperformed the S&P 500, due in part to the Fund's relative underexposure to the energy and industrials sectors and to its choice of stocks within these sectors. For example, not holding Royal Dutch Petroleum, Exxon Mobil and General Electric contributed significantly to the Fund's outperformance of the S&P 500. However, the Fund's avoidance of Citigroup contributed most to the Fund's relative outperformance for the period.

The relative 12-month performance of the Fund was hurt in part by its overexposure to the information technology and consumer staples sectors.
The largest negative contributor to the Fund's performance was its overexposure to AOL Time Warner relative to the S&P 500.

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Domini Social Equity Fund — Performance Commentary

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of July 31, 2002:

Company	% of Portfolio	Company	% of Portfolio

Microsoft Corporation	5.70%	Procter & Gamble Company	2.54%

American International Group, Inc.	3.67%	Merck & Co., Inc.	2.47%

Johnson & Johnson	3.50%	Bank of America Corporation	2.25%

Intel Corporation	2.76%	Cisco Systems, Inc.	2.12%

Coca-Cola Company	2.72%	SBC Communications Inc.	2.03%

Past performance is no guarantee of future results. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. Certain fees payable by the Fund were waived during the period, and the Fund's total return would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical objective called the Domini Social Index Portfolio (DSIP). The holdings mentioned above are described in the DSIP's Portfolio of Investments at July 31, 2002 included herein. The composition of the DSIP is subject to change. DSIL Investment Services LLC, Distributor. 09/02.

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Domini Social Equity Fund — Performance Commentary

Average Annual Total Return[1]

	As of 6-30-02				As of 7-31-02

	1 Year	5 Year	10 Year	Since Inception	1 Year	5 Year	10 Year	Since Inception

Domini Social Equity Fund (DSEF)	-16.99%	3.58%	11.08%	10.64%	-23.26%	0.26%	9.70%	9.78%

S&P 500	-17.99%	3.67%	11.42%	11.04%	-23.63%	0.45%	10.08%	10.15%

Comparison of $10,000 Investment in the Domini Social Equity Fund and S&P 500[1]

[1]	Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. The table and the graph comprise actual mutual fund performance after all expenses. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/02

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Domini Social Equity Fund

Social Profiles

There were 20 additions and deletions to the Domini 400 Social IndexSMover the past 12 months. The Domini Social Equity Fund seeks to replicate the Index. Companies are generally removed from the Index due to mergers and acquisitions, and occasionally for social or environmental reasons. New companies are selected based on a broad range of social and environmental criteria, as well as a number of other factors such as market capitalization and industry representation, in order to maintain an index and a portfolio that are representative of the domestic market available to the average socially responsible investor.

One of the most significant additions in terms of market capitalization is Bank of America, which at $102.4 billion is now the eighth largest company in the Fund, making up a total of 2.25% of the portfolio. The firm, which was profiled in our last Semi-Annual Report (available on our website), has a strong record of support for affordable housing and is an endorser of the Coalition for Environmentally Responsible Economies (CERES) Principles. CERES endorsers commit to a ten-point code of environmental conduct and to producing an annual public environmental report according to a format established by the CERES organization. The CERES reporting format is considered the high-water mark for environmental reporting.

Below we present short profiles of some of the companies in a variety of industries that have been added to our portfolio in the past year. We hope that these short profiles give you a better idea of the types of companies the Fund is investing in and the types of qualities that our social and environmental screens help to identify.

Special thanks to our social research providers at KLD Research & Analytics, Inc., the firm that created and maintains the Index, for allowing us to reproduce portions of their research. Visit our website at www.domini.com to learn more about how the Index was created and is maintained.

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Domini Social Equity Fund — Social Profiles

Bright Horizons Family Solutions provides workplace services for employers and families, including childcare, early education and work/life consulting. As of December 2001, the company operated 390 family centers worldwide.

Ticker: BFAM	Website: www.brighthorizons.com

Market Capitalization: $339M	Percentage of the DSIP*: 0.01

Industry: Commercial Services & Supplies	Sector: Industrials

*Domini Social Index Portfolio

Bright Horizons has notable strengths in the areas of diversity, charitable giving and benefits to employees.

Bright Horizons' board of directors and senior management are notably diverse. Five women and one minority serve on the company's 13-member board of directors, including Sara Lawrence-Lightfoot, an African-American author of books including Balm in Gilead and I've Known Rivers, and a winner of the MacArthur Prize.

The firm is also notable for its efforts to promote women to positions of authority. There are three women among the company's five senior line executives, including president, chief operating officer and chief financial officer. The company's chair and founder is also a woman. Women in senior non-executive line positions include the chair of BH Europe and the firm's senior vice president of operations.

Bright Horizons gives generously to charity. In fiscal year 2001, the company and its foundation donated 2% ($212,000) of trailing three-year net earnings before taxes (NEBT) to charity. The company and the Bright Horizons Foundation for Children, a company-funded foundation, make charitable grants to fund children's playrooms in homeless shelters.

In February 2002, Bright Horizons was included on Fortune magazine's list "The 100 Best Companies to Work for in America." Fortune noted that Bright Horizons pays employees 30% more than the industry average. The company has appeared on the list previously.

Family benefits offered by Bright Horizons include maternity leave subsidized by disability pay, and maternity and paternity leave that is longer than the federally mandated 12 weeks of unpaid leave. In addition, the company offers discounts at

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Domini Social Equity Fund — Social Profiles

company childcare centers, adoption aid, an elder care resource and referral plan, lactation rooms at various centers, and backup care. Alternative work schedules available to employees include flextime, compressed workweeks, part-time work, job sharing, and telecommuting.

Harley-Davidson manufactures and sells heavyweight motorcycles, motorcycle parts and accessories, and Harley-Davidson merchandise.
The company has licensing agreements for cafes in New York and Las Vegas, clothing, toys, and other products, and provides financial services through its Eaglemark Financial Services subsidiary.

Ticker: HDI	Website: www.harley-davidson.com

Market Capitalization: $14.3B	Percentage of DSIP: 0.31

Industry: Automobiles	Sector: Consumer Discretionary

Harley-Davidson's exemplary labor relations are one of the key reasons for its inclusion in the Fund's portfolio.

Harley-Davidson has contracts extending into 2007 and 2008 with all of its union employees and has had a history of amicable contract negotiations with the unions. Most of the company's union employees are represented by the International Association of Machinists and Aerospace Workers (IAM) and the Paper Allied-Industrial Chemical and Energy Workers International Union (PACE). The company has a no-layoff policy.

In 1996 the company bought a motor plant from Briggs & Stratton in Menominee, Wisconsin, and unionized the plant. This is unusual for the industry. While Briggs & Stratton moved its operations to a non-union area, Harley-Davidson made a commitment to the region and the union.

Harley-Davidson is noted for its promotion of employee initiative through an emphasis on teams and a deemphasis on top-down management. The company reports that there is a cross-functional team responsible for each of its lines of motorcycles.

For example, at the company's facility in Kansas City, Missouri, employees are involved in all aspects of production, including the construction of the plant itself. Every employee is part of an 8- to 15-member work group. The groups are involved in scheduling, training, capital improvements and budgeting, with incentive bonuses tied to production and performance. These work groups make

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Domini Social Equity Fund — Social Profiles

up three larger groups that represent the facility's three operating divisions. In addition, a fourth group is made up of a combination of hourly and salaried employees. Each of the four groups has representatives in the Plant Leadership group, which governs the facility. The Plant Leadership group also includes the plant manager, administrators, and two union presidents. Through the various working groups, the company has aimed to eliminate middle management by stressing self-management and self-decision-making.

The company has four training centers in the United States, and has a partnership with the Business and Technology Center to train employees at its Kansas City facility. The company also runs Harley Davidson University to train employees at Harley-Davidson dealerships.

In February 2002, Harley-Davidson was included on Fortune magazine's list "The 100 Best Companies to Work for in America." The company has appeared on the list previously. Fortune noted that employees may participate in an "easy own" program that helps employees purchase their own motorcycle. The company also offers its employees interest-free loans for the purchase of a personal computer. In 2000 Industry Week magazine included Harley-Davidson in its list of "The 100 Best Managed Companies," citing in particular the company's strong union relations and commitment to quality.

Lincoln Electric Holdings manufactures welding equipment that is primarily used in manufacturing and high-production welding and fabrication.

Ticker: LECO	Website: www.lincolnelectric.com

Market Capitalization: $977M	Percentage of DSIP: 0.02

Industry: Electrical Equipment	Sector: Industrials

Lincoln Electric is notable for its generous and progressive employment practices.

The company has had a guaranteed employment policy since 1940 for all its workers who have worked for the company for longer than three years. Since inception of the policy, the company has not laid off any employees. Employees are not guaranteed a specific job, but are guaranteed employment. For example, management reserves the right to move employees from payroll and sales to the assembly line. Employees who have been with the company for 40 years can retire with an annuity that pays 100% of their take-home pay up to $160,000. The annuity accumulates at a rate of 2.5% of base pay per year.

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Domini Social Equity Fund — Social Profiles

Lincoln Electric has paid a profit-sharing bonus to management and employees every year since 1934. The company pays workers according to an incentive-compensation plan based on how much they produce, how much they contribute to the team effort, and how much the company earns. The plan includes a year-end profit-sharing bonus that can equal or exceed an individual's regular pay. Employees' base pay is indexed to local union wages.

The company established an advisory board in 1914 made up of 27 elected employee representatives. The board meets twice a month with the CEO or president and publicly posts minutes of the meeting.

In 1938 the company created The James F. Lincoln Arc Welding Foundation to educate the public about the art and science of arc welding. In more recent years, the foundation has shifted its focus towards giving to organizations that are involved with job creation and job training. In fiscal year 2000 the company donated $1 million to charity through the foundation. Recipients in the following year included local universities, the Cleveland Public School system, University Hospital Health Services and the Juvenile Diabetes Research Foundation.
The company also donated money to help revitalize the Cleveland downtown area.

Madison Gas & Electric generates and distributes electricity as a regulated utility, and distributes natural gas within its service area in Dane County, Wisconsin.

Ticker: MDSN	Website: www.mge.com

Market Capitalization: $477M	Percentage of DSIP: 0.01

Industry: Electric Utilities	Sector: Utilities

Madison Gas & Electric's social profile includes strengths in several areas, including the environment, community relations and diversity. Madison has made a commitment to the field of renewable energy. The company derives 37% of its revenues from the distribution of natural gas, a fuel with substantial advantages over other fossil fuels. The company owns an 11 megawatt (MW) wind farm, markets electricity from this wind project in its service area, and advertises for businesses to participate in the program. Madison's program is notably successful compared to other wind projects. The company has also joined with several other organizations in a solar power pilot project.

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Domini Social Equity Fund — Social Profiles

In March 2001, the company announced plans to construct a 150 MW natural-gas cogeneration power plant. Cogeneration generates both electricity and steam for district heating, approximately doubling the efficiency of fossil-fuel use.

The company has also taken other environmental initiatives. In 2000 Madison won the Tree Line USA Utility Award from the National Arbor Day Foundation for the fourth year in a row. This award recognizes companies that maintain tree planting programs and best management practices for trimming trees near power lines.

As of 2001, Madison agreed to minimize waste and reduce mercury emissions at its Blount power plant as part of its participation in the Wisconsin Department of Natural Resources' Environmental Cooperation Agreement. The program is intended to reward companies for superior environmental performance.

As part of the agreement, Madison also maintains an active Community Environmental Advisory Group to monitor its largest fossil power plant, the Blount Generation Station. The group's membership includes local community residents, environmental activists, and government and business officials. The company posts minutes from the meeting on its website. Madison's level of commitment to engaging the community on environmental issues is notable for utility companies.

In fiscal year 2000, Madison donated a very generous 5% ($1.8 million) of its trailing three-year net earnings before taxes (NEBT) to charity. The MGE Foundation donated approximately $400,000 to a variety of community organizations, including a low-income assistance Energy Fund, United Way, Task Force for Race Relations, Second Harvest Food Bank, and primary and secondary education programs. The company donated an additional $1.2 million to the MGE Innovation Center, a high-tech economic development organization.

The company's six senior line executives include one woman, a senior vice president who was appointed to the position in 1994.

Trex Company manufactures wood-composite lumber made of recycled wood fiber and reclaimed polyethylene for use in residential decking, marina docks, boardwalks, playgrounds, and nature trails.

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Domini Social Equity Fund — Social Profiles

Ticker: TWP	Website: www.trex.com

Market Capitalization: $384M	Percentage of DSIP: 0.01

Industry: Paper & Forest Products	Sector: Materials

The company is notable for the environmental benefits of its product and its extensive use of recycled materials.

Trex derives 100% of its revenues from its Trex wood-composite decking, which is manufactured from waste wood fibers and reclaimed plastics. The company gets wood waste from woodworking operations and reclaimed plastic from recovered stretch film and plastic grocery bags that it sources from major grocery chains with bag-recycling programs. Trex reports that its decking is completely recyclable. It accepts used Trex decking for recycling, though it does not have a system for collecting its product at the end of its useful life.

Trex's wood-composite decking competes with traditional wood decking, which is commonly pressure-treated with pesticides and other chemicals to resist insect and weather damage. The company's decking does not require the use of these chemicals and therefore avoids some problems associated with pressure treating.

For example, Trex decking avoids the use of chromated copper arsenate, one of the most commonly used pressure-treating chemicals and one of the largest uses of arsenic in the United States. According to an April 2000 article in the Gainesville Sun, environmentalists have expressed concern that arsenic may leach out of treated lumber during its use and after it has been disposed of. High arsenic levels have been found under structures made from such wood, and in landfills used for building wastes. The Environmental Protection Agency does not require such landfills to be lined, as it does municipal landfills.

United Natural Foods distributes organic and natural foods, nutritional supplements, and personal care products to grocery retailers. Through a subsidiary, the Natural Retail Group, the company also operates 12 retail natural products stores.

Ticker: UNFI	Website: www.unfi.com

Market Capitalization: $352M	Percentage of DSIP: 0.01

Industry: Food Distributors	Sector: Consumer Staples

The company's strengths include a strong commitment to sustainable agriculture and other green operating practices.

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Domini Social Equity Fund — Social Profiles

United Natural's suppliers use nontoxic methods to manage diseases and pests rather than relying on pesticides and herbicides, thus reducing human exposure to toxic substances. It also uses crop rotation and other practices designed to avoid exhausting the land. In addition to buying products from farmers who use these techniques, United Natural assists traditional farmers who wish to adopt organic production methods.

United Natural is a major supporter of the nationwide campaign to require labeling of foods made with genetically modified organisms (GMOs). The company supports a moratorium on the use of these organisms until their long-term effects can be more thoroughly studied, and it works with suppliers to determine what they can guarantee about GMOs in their products.

The company reports that it engages in green operating practices in its daily operations, such as using recycled paper for its catalogs and marketing materials, shredding wastepaper and using it as packing material, recycling corrugated cardboard and plastics at its distribution centers, using environmentally sensitive cleaning products, and using recycled computer paper.

Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (DSIP). The companies discussed above can be found in the DSIP's Portfolio of Investments at July 31, 2002 included herein. The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD) which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright © 2002 by KLD and are reprinted here by permission. 09/02

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Domini Social Index Portfolio
Portfolio of Investments
July 31, 2002

Issuer	Shares	Value

Consumer Discretionary — 12.2%

American Greetings Corporation	17,000	$273,190

AOL Time Warner, Inc. (b)	1,155,700	13,290,550

AutoZone, Inc. (b)	27,100	1,998,625

Bandag, Inc.	2,600	80,470

Bassett Furniture Industries	3,500	50,435

Black & Decker Corp.	22,300	1,014,650

Bob Evans Farms, Inc.	9,700	265,295

Centex Corporation	16,700	800,765

Champion Enterprises, Inc. (b)	13,700	55,074

Charming Shoppes, Inc. (b)	31,100	226,408

Circuit City Stores, Inc.	58,300	994,015

Claire's Stores, Inc.	12,900	232,200

Comcast Corporation (b)	246,100	5,143,490

Cooper Tire and Rubber Company	20,400	408,204

Costco Wholesale Corporation (b)	122,130	4,258,673

Cross (A.T.) Company (b)	4,400	30,448

Dana Corporation	41,700	670,536

Darden Restaurants, Inc.	49,000	1,137,780

Delphi Automotive Systems Corporation	149,000	1,484,040

Dillard's, Inc.	22,400	526,400

Disney (Walt) Company	550,400	9,758,592

Dollar General Corporation	87,751	1,505,807

Donnelly Corporation	1,700	42,874

Dow Jones & Company	17,900	737,480

Emmis Communications Corporation (b)	12,200	193,492

Family Dollar Stores Inc.	45,600	1,381,224

Fleetwood Enterprises, Inc. (b)	9,500	39,425

Foot Locker, Inc. (b)	39,300	436,230

Gap, Inc. (The)	233,387	2,835,652

Harley-Davidson, Inc.	81,300	3,850,368

Harman International Industries, Inc.	8,960	386,176

Hartmarx Corporation (b)	8,500	18,020

Home Depot, Inc.	634,697	19,599,443

Ikon Office Solutions	39,700	361,270

KB Home	14,400	665,424

Lee Enterprises, Inc.	9,600	319,200

Leggett & Platt, Incorporated	55,000	1,236,950

Lillian Vernon Corporation	2,600	16,900

Limited Brands	137,800	2,476,266

Liz Claiborne, Inc.	28,800	830,880

Lowe's Companies, Inc.	209,400	7,925,790

Luby's, Inc. (b)	6,500	37,050

Mattel, Inc.	116,485	2,191,083

May Department Stores Company	78,400	2,408,448

Maytag Corporation	20,900	692,417

McDonald's Corporation	343,000	8,489,250

McGraw-Hill Companies	52,100	3,258,855

Media General, Inc.	6,300	319,914

Men's Wearhouse, Inc. (b)	11,900	243,236

Meredith Corporation	11,000	401,170

Modine Manufacturing Company	9,600	225,600

New York Times Company	40,200	1,819,050

Newell Rubbermaid, Inc.	71,278	2,144,042

Nordstrom, Inc.	37,700	712,530

Omnicom Group, Inc.	50,100	2,670,831

Oneida Ltd.	4,800	77,520

Oshkosh B'Gosh, Inc.	2,900	87,290

Penney (J.C.) Company, Inc.	73,500	1,293,600

Pep Boys — Manny, Moe & Jack	14,900	201,746

Phillips-Van Heusen Corporation	7,900	93,220

Pulte Homes, Inc.	17,000	814,640

Radio One, Inc. (b)	4,500	67,725

RadioShack Corporation	48,700	1,246,720

Reebok International Ltd. (b)	16,500	444,015

Ruby Tuesday, Inc.	18,000	347,400

Russell Corporation	9,300	152,520

Scholastic Corporation (b)	9,700	378,203

Sears, Roebuck and Co.	84,700	3,995,299

Snap-On Incorporated	16,250	441,513

SPX Corporation (b)	11,315	1,182,418

-19-

Domini Social Index Portfolio / Portfolio of Investments—(Continued) July 31, 2002

Issuer	Shares	Value

Consumer Discretionary — Continued

Stanley Works	23,800	$858,942

Staples, Inc. (b)	123,200	2,056,208

Starbucks Corporation (b)	101,200	1,986,556

Stride Rite Corporation	12,100	84,095

Target Corporation	244,600	8,157,410

Timberland Company (The) (b)	8,400	318,528

TJX Companies, Inc.	144,700	2,565,531

Toys 'R' Us, Inc. (b)	58,320	786,154

Tribune Company	80,850	3,225,915

Tupperware Corporation	16,200	281,070

Univision Communications, Inc. (b)	44,800	1,280,832

VF Corporation	31,400	1,211,412

Visteon Corporation	36,800	409,952

Washington Post Company	2,100	1,312,500

Wellman, Inc.	9,200	131,100

Wendy's International, Inc.	29,200	1,074,268

Whirlpool Corporation	18,700	1,072,818

		150,809,307

Consumer Staples — 13.5%

Alberto-Culver Company	9,100	432,341

Albertson's, Inc.	109,100	3,074,438

Avon Products, Inc.	63,400	2,932,884

Campbell Soup Company	109,900	2,560,670

Church & Dwight Co., Inc.	10,900	305,527

Clorox Company	62,300	2,398,550

Coca-Cola Company	671,100	33,514,734

Colgate-Palmolive Company	147,500	7,574,125

CVS Corporation	105,100	3,005,860

Fleming Companies, Inc.	12,900	177,375

General Mills Incorporated	98,500	4,082,825

Gillette Company	285,000	9,370,800

Great Atlantic & Pacific Tea Company, Inc. (b)	10,700	131,503

Green Mountain Coffee, Inc. (b)	1,900	39,596

Hain Celestial Group, Inc. (The) (b)	9,900	147,411

Heinz (H.J.) Company	94,100	3,618,145

Hershey Foods Corporation	29,000	2,275,340

Horizon Organic Holding Corporation (b)	2,900	37,642

Kellogg Company	109,900	3,784,956

Kimberly-Clark Corporation	139,864	8,538,697

Kroger Company (b)	213,500	4,158,980

Longs Drug Stores Corporation	10,700	261,508

Nature's Sunshine Products, Inc.	4,900	51,254

PepsiAmericas, Inc.	43,900	632,160

PepsiCo, Inc.	477,570	20,506,856

Procter & Gamble Company	351,100	31,244,389

Safeway Inc. (b)	129,800	3,611,036

Smucker (J.M.) Company	14,005	469,168

SUPERVALU, Inc.	37,000	771,080

Sysco Corporation	178,400	4,647,320

Tootsie Roll Industries, Inc.	9,796	362,452

United Natural Foods, Inc. (b)	5,600	103,152

Walgreen Company	276,000	9,751,080

Whole Foods Market, Inc. (b)	15,700	688,759

Wild Oats Markets, Inc. (b)	6,750	75,458

Wrigley (Wm.) Jr. Company	48,700	2,491,005

		167,829,076

Energy — 0.9%

Anadarko Petroleum Corporation	66,585	2,896,448

Apache Corporation	36,840	1,897,260

Cooper Cameron Corp.	15,200	653,448

Devon Energy Corporation	40,972	1,707,713

EOG Resources, Inc.	32,400	1,110,996

Equitable Resources, Inc.	18,000	615,420

Helmerich & Payne, Inc.	14,000	464,380

Noble Energy, Inc.	15,900	494,331

Rowan Companies, Inc.	26,500	518,605

Sunoco, Inc.	21,500	764,109

		11,122,710

Financials — 26.1%

AFLAC, Inc.	139,300	4,375,413

American Express Company	358,900	12,654,814

American International Group, Inc.	706,176	45,138,770

AmSouth Bancorporation	97,400	2,173,968

Aon Corporation	71,800	1,705,250

Bank of America Corporation	415,900	27,657,350

Bank One Corporation	315,685	12,283,303

-20-

Domini Social Index Portfolio / Portfolio of Investments—(Continued) July 31, 2002

Issuer	Shares	Value

Financials — Continued

Capital One Financial Corporation	58,600	$1,857,620

Charter One Financial, Inc.	60,010	2,035,539

Chittenden Corporation	9,276	269,932

Chubb Corporation	46,000	2,984,940

Cincinnati Financial Corporation	42,885	1,719,260

Comerica Incorporated	47,200	2,745,152

Edwards (A.G.), Inc.	22,487	773,553

Fannie Mae	268,900	20,137,921

Fifth Third Bancorp	157,237	10,388,649

First Tennessee National Corporation	35,500	1,328,765

FirstFed Financial Corp. (b)	5,000	134,900

Franklin Resources, Inc.	69,800	2,396,234

Freddie Mac	187,700	11,628,015

Golden West Financial	41,500	2,728,625

GreenPoint Financial Corporation	26,800	1,294,440

Hartford Financial Services Group (The)	67,000	3,390,200

Household International, Inc.	122,846	5,241,839

Jefferson-Pilot Corporation	41,725	1,812,951

KeyCorp	114,200	2,998,892

Lincoln National Corporation	50,100	1,838,169

Marsh & McLennan Companies, Inc.	147,600	7,070,040

MBIA, Inc.	39,400	1,953,846

MBNA Corporation	344,175	6,673,553

Mellon Financial Corporation	118,300	3,144,414

Merrill Lynch & Co., Inc.	231,500	8,252,975

MGIC Investment Corporation	29,200	1,839,600

Moody's Corporation	41,200	2,043,520

Morgan (J.P.) Chase & Co.	537,360	13,412,506

National City Corporation	163,900	5,064,510

Northern Trust Corporation	59,300	2,361,919

PNC Financial Services Group	76,100	3,207,615

Progressive Corporation (The)	59,000	3,017,850

Providian Financial Corporation (b)	80,000	401,600

Rouse Company	24,500	771,750

SAFECO Corporation	35,700	1,133,118

Schwab (Charles) Corporation	368,300	3,296,285

SLM Corporation	41,700	3,794,700

St. Paul Companies, Inc.	55,664	1,737,273

State Street Corporation	87,400	3,714,500

Stilwell Financial, Inc.	61,500	833,325

SunTrust Banks, Inc.	77,000	5,066,600

Synovus Financial Corporation	77,450	1,858,800

U.S. Bancorp	515,721	11,031,272

UnumProvident Corporation	63,900	1,307,394

Value Line, Inc.	2,900	122,145

Wachovia Corporation	369,400	13,224,520

Washington Mutual, Inc.	262,804	9,831,498

Wells Fargo & Company	462,100	23,502,406

Wesco Financial Corporation	2,000	623,800

		323,987,798

Health Care — 12.9%

Allergan, Inc.	37,100	2,244,179

Amgen, Inc. (b)	346,100	15,796,004

Applera Corp.-Applied Biosystems Group	59,500	1,110,270

Bard (C.R.), Inc.	14,400	778,608

Baxter International, Inc. (b)	161,900	6,461,429

Becton Dickinson and Company	68,500	1,990,610

Biogen, Inc. (b)	40,700	1,463,979

Biomet, Inc.	71,500	1,853,995

Boston Scientific Corporation (b)	107,700	3,229,923

CIGNA Corporation	37,800	3,402,000

Forest Laboratories, Inc. (b)	48,000	3,718,560

Guidant Corporation (b)	82,000	2,853,600

Hillenbrand Industries, Inc.	17,500	946,050

Humana, Inc. (b)	47,800	588,418

Invacare Corporation	8,300	277,635

Johnson & Johnson	813,770	43,129,810

King Pharmaceuticals Inc. (b)	65,100	1,380,771

Manor Care, Inc. (b)	28,700	631,113

McKesson HBOC, Inc.	77,620	2,555,250

MedImmune, Inc. (b)	65,500	1,947,970

Medtronic, Inc.	327,700	13,239,080

Merck & Co., Inc.	612,000	30,355,200

Mylan Laboratories, Inc.	34,900	1,132,156

Oxford Health Plans, Inc. (b)	24,500	1,053,990

Quintiles Transnational Corp. (b)	33,500	332,655

Schering-Plough Corporation	395,500	10,085,250

-21-

Domini Social Index Portfolio / Portfolio of Investments—(Continued) July 31, 2002

Issuer	Shares	Value

Health Care — Continued

St. Jude Medical, Inc. (b)	46,400	$1,763,200

Stryker Corporation (b)	52,300	2,647,426

Watson Pharmaceuticals (b)	29,900	629,993

Zimmer Holdings, Inc. (b)	52,200	1,943,406

		159,542,530

Industrials — 6.9%

3M Company	105,100	13,224,733

Airborne, Inc.	13,900	187,928

Alaska Air Group, Inc. (b)	7,700	180,950

American Power Conversion (b)	54,700	598,965

AMR Corporation (b)	43,300	484,094

Angelica Corporation	2,500	41,875

Apogee Enterprises, Inc.	8,000	94,640

AstroPower, Inc. (b)	6,300	92,862

Ault, Inc. (b)	1,300	4,810

Automatic Data Processing, Inc.	167,074	6,230,189

Avery Dennison Corporation	29,400	1,828,974

Baldor Electric Company	9,800	214,326

Banta Corporation	6,850	225,502

Block (H & R), Inc.	48,900	2,360,892

Brady Corporation	6,100	167,750

Bright Horizons Family Solutions, Inc. (b)	3,700	101,380

Ceridian Corporation (b)	41,000	709,710

Cintas Corporation	45,100	1,979,394

CLARCOR, Inc.	7,050	206,847

Consolidated Freightways Corporation (b)	6,200	13,634

Cooper Industries, Inc.	26,200	815,868

CPI Corporation	2,300	38,180

Cummins, Inc.	11,600	374,680

Deere & Company	63,700	2,676,674

Delta Air Lines, Inc.	34,700	540,626

Deluxe Corporation	17,200	668,908

DeVry, Inc. (b)	19,600	387,100

Dionex Corporation (b)	6,000	153,060

Donaldson Company, Inc.	12,400	415,648

Donnelley (R.R.) & Sons Company	31,800	883,722

Ecolab, Inc.	34,900	1,603,655

Emerson Electric Company	113,400	5,777,730

Fastenal Company	21,400	814,698

FedEx Corporation	80,200	4,086,190

GATX Corporation	13,600	344,216

Genuine Parts Company	47,600	1,461,796

Graco, Inc.	13,368	334,200

Grainger (W.W.), Inc.	26,200	1,284,848

Granite Construction Incorporated	11,825	213,678

Harland (John H.) Company	8,400	204,036

Herman Miller, Inc.	21,300	361,035

HON Industries Inc.	16,500	445,335

Hubbell Incorporated	13,760	420,918

Hunt Corporation	3,000	31,200

Illinois Tool Works, Inc.	82,400	5,437,576

IMCO Recycling, Inc. (b)	4,500	40,275

IMS Health, Inc.	77,800	1,230,796

Interface, Inc.	12,800	64,000

Ionics, Inc. (b)	5,200	115,700

Isco, Inc.	1,600	14,400

Kansas City Southern Industries, Inc. (b)	16,600	269,916

Kelly Services, Inc.	9,375	233,813

Lawson Products, Inc.	2,800	75,572

Lincoln Electric Holdings, Inc.	11,900	275,009

Masco Corporation	130,400	3,155,680

Merix Corporation (b)	3,950	24,688

Milacron, Inc.	9,800	74,382

Molex Incorporated	27,546	803,792

National Service Industries, Inc.	3,075	27,521

New England Business Service, Inc.	3,900	92,625

Nordson Corporation	9,300	224,130

Norfolk Southern Corporation	102,800	2,081,700

Osmonics, Inc. (b)	4,100	49,405

Paychex, Inc.	100,500	2,644,155

Pitney Bowes, Inc.	65,300	2,546,700

Roadway Express, Inc.	5,600	164,416

Robert Half International, Inc. (b)	48,400	965,580

Ryder System, Inc.	17,500	457,975

Smith (A.O.) Corporation	5,500	158,125

Southwest Airlines Co.	206,762	2,855,383

Spartan Motors, Inc.	3,300	41,740

Standard Register Company	6,800	162,520

-22-

Domini Social Index Portfolio / Portfolio of Investments—(Continued) July 31, 2002

Issuer	Shares	Value

Industrials — Continued

Steelcase, Inc.	9,900	$133,551

Tennant Company	2,600	97,760

Thomas & Betts Corporation (b)	16,200	238,464

Thomas Industries, Inc.	4,400	117,040

Toro Company	3,500	175,000

UAL Corporation (b)	15,800	94,010

United Parcel Service, Inc.	105,200	6,873,768

Watts Industries	5,000	88,500

Yellow Corporation (b)	8,400	210,000

		85,603,123

Information Technology — 18.3%

3Com Corporation (b)	98,900	446,039

Adaptec, Inc. (b)	30,600	180,540

ADC Telecommunications, Inc. (b)	223,000	401,400

Advanced Micro Devices, Inc. (b)	95,000	762,850

Advent Software, Inc. (b)	9,800	188,258

Analog Devices, Inc. (b)	97,900	2,359,390

Andrew Corporation (b)	23,500	264,375

Apple Computer, Inc. (b)	93,200	1,422,232

Applied Materials, Inc. (b)	443,200	6,590,384

Arrow Electronics, Inc. (b)	28,000	477,960

Autodesk, Inc.	31,800	409,902

Avnet, Inc. (b)	33,400	557,780

BMC Software, Inc. (b)	68,200	917,290

Borland Software Corporation (b)	18,900	163,674

Cisco Systems, Inc. (b)	1,976,600	26,071,354

Computer Associates International, Inc.	153,600	1,434,624

Compuware Corporation (b)	104,700	388,437

Dell Computer Corporation (b)	700,900	17,473,437

Electronic Data Systems Corporation	128,800	4,735,976

EMC Corporation (b)	598,000	4,485,000

Gerber Scientific, Inc. (b)	6,400	12,672

Hewlett-Packard Company	814,510	11,525,317

Hutchinson Technology Incorporated (b)	7,200	123,264

Imation Corporation (b)	9,800	298,312

Intel Corporation	1,806,700	33,947,893

Lexmark International Group, Inc. (b)	34,400	1,681,472

LSI Logic Corporation (b)	103,300	805,740

Lucent Technologies, Inc. (b)	911,500	1,595,125

Micron Technology, Inc. (b)	161,500	3,147,635

Microsoft Corporation (b)	1,463,900	70,194,005

Millipore Corporation (b)	13,400	443,540

National Semiconductor Corporation (b)	49,900	903,689

Novell, Inc. (b)	100,900	225,007

Palm, Inc. (b)	162,287	176,893

PeopleSoft, Inc. (b)	85,000	1,528,300

QRS Corporation (b)	4,300	33,626

Qualcomm, Inc. (b)	207,300	5,696,604

Sapient Corporation (b)	36,500	25,550

Scientific-Atlanta, Inc.	44,100	557,865

Solectron Corporation (b)	230,500	922,000

Sun Microsystems, Inc. (b)	871,900	3,417,848

Symantec Corporation (b)	37,700	1,264,458

Tektronix, Inc. (b)	25,900	482,776

Tellabs, Inc. (b)	114,700	657,231

Texas Instruments, Inc.	468,000	10,834,200

Waters Corporation (b)	36,400	826,644

Xerox Corporation (b)	190,100	1,321,195

Xilinx, Inc. (b)	89,500	1,717,505

Yahoo! Inc. (b)	163,900	2,158,563

		226,255,831

Materials — 1.2%

Air Products & Chemicals, Inc.	60,900	2,694,825

Bemis Company, Inc.	14,800	711,288

Cabot Corporation	17,600	435,072

Calgon Carbon Corporation	11,300	78,761

Caraustar Industries, Inc.	7,600	82,460

Crown Cork & Seal Company, Inc. (b)	36,500	125,925

Engelhard Corporation	36,600	915,000

Fuller (H.B.) Company	8,200	221,892

Lubrizol Corporation	14,400	438,336

MeadWestvaco Corp.	52,412	1,393,635

Minerals Technologies, Inc.	5,700	212,895

Nucor Corporation	21,750	1,214,303

Praxair, Inc.	43,000	2,248,900

Rock-Tenn Company	6,900	82,455

-23-

Domini Social Index Portfolio / Portfolio of Investments—(Continued) July 31, 2002

Issuer	Shares	Value

Materials — Continued

Rohm & Haas Company	58,800	$2,205,000

Sealed Air Corporation (b)	23,400	339,534

Sigma-Aldrich Corporation	20,500	982,360

Sonoco Products Company	26,745	649,904

Stillwater Mining Company (b)	11,200	106,400

Trex Company, Inc. (b)	4,200	112,770

Worthington Industries, Inc.	24,000	421,199

		15,672,914

Telecommunication Services — 6.5%

AT&T Corporation	1,036,880	10,555,439

AT&T Wireless Services, Inc. (b)	726,987	3,409,569

BellSouth Corporation	505,900	13,583,415

Citizens Communications Company (b)	78,867	432,191

SBC Communications, Inc.	902,328	24,958,393

Sprint Corporation (FON Group)	237,600	2,221,560

Telephone and Data Systems, Inc.	14,600	831,470

Verizon Communications	735,522	24,272,225

		80,264,262

Utilities — 0.9%

AGL Resources, Inc.	15,900	361,248

American Water Works, Inc.	28,000	1,222,200

Cascade Natural Gas Corporation	3,200	62,880

Cleco Corporation	13,000	194,480

Energen Corporation	9,000	222,300

IDACORP, Inc.	10,500	267,960

KeySpan Corporation	39,000	1,361,100

Kinder Morgan, Inc.	32,800	1,364,808

Madison Gas & Electric Company	4,800	133,680

Mirant Corporation (b)	112,300	404,280

National Fuel Gas Company	22,200	429,126

NICOR, Inc.	12,600	340,200

NISource, Inc.	57,900	1,146,420

Northwest Natural Gas Company	7,300	205,130

Northwestern Corporation	7,800	90,168

OGE Energy Corporation	21,900	437,781

Peoples Energy Corporation	9,900	347,589

Potomac Electric Power Company	30,600	609,858

Questar Corporation	22,900	517,540

Southern Union Company (b)	15,433	216,062

WGL Holdings	13,600	331,976

Williams Companies, Inc.	145,100	428,045

		10,694,831

Total Investments — 99.4%

(cost $1,579,308,141) (a)		$1,231,782,382

Other Assets, less liabilities — 0.6%		7,544,597

Net Assets — 100.0%		$1,239,326,979

(a)	The aggregate cost for federal income tax purposes is $1,611,069,090, the aggregate gross unrealized appreciation is $104,415,748 and the aggregate gross unrealized depreciation is $483,702,456, resulting in net unrealized depreciation of $379,286,708.

(b)	Non-income producing security.

Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

See Notes to Financial Statements

-24-

Domini Social Bond Fund

Performance Commentary

For the year ended July 31, 2002, the Fund returned 7.85%, while the Lehman Brothers Intermediate Aggregate Index returned 7.84%.

The strong performance of the Fund, and of bonds in general, was driven by investors seeking refuge from a weak economy and devastated stock market. In July 2002, the Commerce Department released revisions to its 2001 Gross Domestic Product calculation, showing that the economy was far weaker last year than was previously understood. The total of goods and services produced in the United States declined during the first nine months of 2001 before beginning to rebound in the last quarter. Growth surged in the first quarter of 2002 but slowed to a 1.1% annualized rate in the second quarter. A recovery appears to be in progress, but with demand for labor, consumer spending, and business capital expenditure still modest, the upward trend may be slow.

Long-term interest rates hit a cyclical low in early November 2001, and then moved sharply higher as prospects for a strong recovery brightened. In March, most economists were predicting that the Federal Reserve was on the verge of raising the Fed funds rate and beginning a cycle of credit tightening. As the evidence for a more mixed recovery began to appear, the impetus for higher interest rates waned. Simultaneously, fears of renewed terrorist attacks, of nuclear war between India and Pakistan, and of corporate malfeasance drove investors to the safe harbor of high-quality bonds. The Fund's holdings in high-quality bonds therefore aided its performance.

It appears likely that the Fed will not raise interest rates at least for the remainder of 2002. In general, the threat of inflation can prompt the Federal Reserve to raise interest rates. When interest rates rise, bond prices usually fall, and by contrast, when interest rates fall, bond prices usually rise.

In keeping with the Fund's strategy of minimizing volatility, the core investments of the Fund are high-quality U.S. government agency bonds and mortgage-backed securities. These securities, unlike more speculative types, are less prone to event risk such as a sudden drop in credit quality due to a takeover or other unexpected bad news. No bond investor can be fully insulated from market risk, but the Fund seeks to minimize its credit risks.

-25-

Domini Social Bond Fund

One area of concentration is mortgage-backed securities, which as a group constituted approximately 38% of the Fund's holdings as ofJuly 31. The mortgage-backed securities that the Fund owns are built from mortgages guaranteed or insured by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae is an agency of the U.S. government, which guarantees Federal Housing Administration and Veterans Administration loans. Fannie Mae and Freddie Mac are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. The Fund also has 41% of its investment in direct obligations of these U.S. government agencies and government-sponsored enterprises.

In addition, the Fund holds investments in several high-quality bonds of corporations that have passed its social and environmental screens, as well as municipal bonds issued for public purposes. Corporate holdings as of July 31 included Hershey Foods, Emerson Electric and Target Corporation. Municipal holdings included downtown development authorities in Detroit, Michigan; Pittsburgh, Pennsylvania; and Portland, Oregon.

Social Impact

One of the Fund's notable features is its ongoing commitment to investing a portion of its assets in direct community development investments. As of July 31, the Fund held certificates of deposit (CDs) or similar instruments with 18community development banks, credit unions and loan funds, including Vermont Development Credit Union, Mission Community Bank and City First Bank of D.C. Recent investments have included the following.

Albina Community Bank serves North and Northeast Portland, Oregon. Its goal is to contribute to and maintain a constantly thriving community while acting as a viable and accessible financial resource to its clients. Its focus is low- and middle-income families and small business owners. The primary ownership stake is held by the people of Portland through the NE Portland Community Development Trust and hundreds of individual shareholders who reside in the neighborhoods Albina serves. Albina is a certified minority-owned bank and a certified community development financial institution.

Communitywide Federal Credit Union was founded in September of 1967. Its original target membership was inner-city residents of South Bend, Indiana.

-26-

Domini Social Bond Fund

Since then, Communitywide has grown by increasing its field of membership to employees and retirees of numerous small to medium-sized businesses in the Michiana area and through mergers with other, smaller credit unions. Today, Communitywide's mission and practice are to provide its 23,000 members high-quality financial services at reasonable cost. Its basic operating philosophy is old-fashioned friendliness and courtesy. A donor membership in the local Urban League is a requirement of membership.

Quitman/Tri-County Federal Credit Unionof Marks, Mississippi, was established to meet the financial needs of those who could not acquire adequate financing from local banks or could only receive loans from finance companies charging high interest rates. It is a part of the Quitman County Development Organization (QCDO), which was incorporated in 1977 to service the development needs of the Mississippi Delta region, one of the poorest areas in the United States. In addition to the Credit Union, QCDO operates a microenterprise loan program, a Child Development Center for preschoolers, and a Housing Program to assist local residents to repair and renovate their homes.

The Domini Social Bond Fund is managed by Domini Social Investments LLC and submanaged by ShoreBank, the nation's oldest and largest community development bank. ShoreBank was founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team at ShoreBank responsible for the management of the Fund.

Past performance is no guarantee of future results. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured or guaranteed. The Fund is subject to market risks that will cause investment return, principal value and yield to fluctuate. You may lose money. The Fund's community development investments may be unrated and carry greater credit risks than the Fund's other holdings.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. The Fund waived certain fees during the period, and the Fund's total return would have been lower had these not been waived. The holdings mentioned above are described in the Fund's Portfolio of Investments at July 31, 2002 included herein. The composition of the Fund's portfolio is subject to change.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/02

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Domini Social Bond Fund

Average Annual Total Return[1]

	As of 6-30-02		As of 7-31-02

	1 Year	Since Inception (6/1/00)	1 Year	Since Inception (6/1/00)

Domini Social Bond Fund (DSBF)	8.07%	9.96%	7.85%	10.32%

LBIA	8.65%	10.52%	7.84%	11.69%

Comparison of $10,000 Investment in the Domini Social Bond Fund and LBIA[1]

[1]	Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. The table and the graph comprise actual mutual fund performance after all expenses. The Fund waived certain fees during the period, and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/02

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Domini Social Bond Fund
Portfolio of Investments
July 31, 2002

	Principal Amount	Value (Note 1)

U.S. Government Agency Obligations—41.4%

Fannie Mae:

3.875%, 3/15/2005	250,000	$256,446

4.375%, 10/15/2006	500,000	513,085

5.250%, 6/15/2006	1,000,000	1,060,512

5.740%, 1/21/2009	500,000	514,995

6.250%, 2/1/2011	500,000	538,679

6.850%, 4/5/2004	250,000	268,198

7.125%, 2/15/2005	1,000,000	1,104,444

7.125%, 6/15/2010	500,000	575,968

Federal Agricultural Mortgage Corporation:

6.680%, 6/10/2014	1,000,000	1,131,510

Federal Farm Credit Bank:

6.300%, 6/6/2011	250,000	274,455

Federal Home Loan Bank:

5.375%, 2/15/2007	1,000,000	1,063,364

5.480%, 9/22/2008	500,000	530,645

5.500%, 8/15/2008	250,000	265,453

5.575%, 2/17/2009	555,000	590,208

5.655%, 12/18/2008	150,000	155,190

5.700%, 3/3/2009	500,000	536,143

6.625%, 8/27/2007	500,000	559,213

6.704%, 1/9/2007	500,000	559,908

Freddie Mac:

5.125%, 10/15/2008	500,000	520,191

5.500%, 7/15/2006	1,000,000	1,069,431

6.095%, 3/1/2006	500,000	545,400

6.900%, 9/10/2007	315,000	316,554

U.S. Small Business Administration:

506595, 2.375%, VR, 10/25/2021	309,929	310,550

Total U.S. Government Agency Obligations

(Cost $12,622,448)		13,260,542

U.S. Government Agency Mortgage Securities—38.3%

Fannie Mae:

213778, 6.454%, 10/1/2023	62,552	64,569

250168, 8.000%, 12/1/2009	247,817	265,296

252120, 7.500%, 8/1/2025	238,215	253,438

356013, 6.305%, 12/1/2027	50,989	52,578

397629, 6.545%, VR, 9/1/2027	7,662	7,916

402999, 6.375%, VR, 10/1/2027	12,000	12,377

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Domini Social Bond Fund / Portfolio of Investments—(Continued) July 31, 2002

	Principal Amount	Value (Note 1)

U.S. Government Agency Mortgage Securities—Continued

Fannie Mae (continued):

411568, 6.099%, VR, 6/1/2027	227,757	$232,561

456070, 6.533%, VR, 8/1/2028	196,062	209,547

50969, 6.500%, 12/1/2003	24,597	25,642

526882, 5.455%, VR, 2/1/2029	101,086	104,550

Fannie Mae CMO:

1991-158 F, 4.390%, VR, 12/25/2021	87,067	88,564

1993-106 Z, 7.000%, 6/25/2013	64,826	69,919

1993-143 FB, 3.930%, VR, 8/25/2023	137,517	137,122

1993-160 FG, 3.972%, VR, 9/25/2023	465,387	471,584

1993-192 FC, 4.322%, VR, 10/25/2008	183,002	187,762

1994-59 PK, 6.000%, 3/25/2024	100,166	102,392

1999-14 B, 6.500%, 4/25/2029	210,429	212,808

Freddie Mac:

410674, 4.875%, VR, 7/1/2028	13,703	14,153

786612, 5.886%, VR, 6/1/2028	224,082	231,873

788349, 5.991%, VR, 7/1/2031	537,971	564,150

845645, 6.304%, VR, 4/1/2029	227,702	235,446

C0-0716, 6.000%, 2/1/2029	360,311	366,194

E89374, 5.500%, 4/1/2017	995,128	1,009,681

Freddie Mac CMO:

1208 D, 4.380%, VR, 2/15/2022	122,198	125,297

1560 FM, 4.000%, VR, 8/15/2023	15,000	15,046

1621 FG, 3.972%, VR, 11/15/2023	1,000,000	1,012,429

1629 OC, 4.022%, VR, 12/15/2023	560,000	574,487

1634 PW, 4.000%, 11/15/2022	150,000	152,463

2292 AB, 6.500%, 4/15/2029	523,320	539,494

2386 B, 5.500%, VR, 12/15/2016	1,312,681	1,306,515

Government National Mortgage Association:

002038, 8.500%, 7/20/2025	97,240	103,934

002380, 8.500%, 2/20/2027	325,704	348,127

008971, 6.750%, VR, 9/20/2026	147,006	152,074

080171, 5.375%, VR, 3/20/2028	44,525	45,641

489591, 6.250%, 2/15/2029	386,655	396,443

501831, 6.250%, 4/15/2014	333,676	348,377

513793, 7.000%, 7/15/2029	157,841	165,141

569143, 7.050%, 2/15/2032	614,404	670,933

570276, 6.500%, 1/15/2032	966,485	998,228

80020, 6.625%, 12/20/2026	65,539	67,967

80027, 5.375%, 1/20/2027	48,676	49,917

80029, 5.375%, VR, 1/20/2027	106,942	109,269

8471, 6.750%, 8/20/2024	35,757	37,060

8857, 6.625%, VR, 10/20/2021	117,745	122,343

Total U.S. Government Agency Mortgage Securities

(Cost $11,967,082)		$12,261,307

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Domini Social Bond Fund / Portfolio of Investments—(Continued) July 31, 2002

	Principal Amount	Value (Note 1)

Corporate Obligations—8.3%

African Development Bank, 6.750%, 10/1/2004	200,000	$216,150

Emerson Electric Company, 7.875%, 6/1/2005	135,000	150,307

Hershey Foods Corporation, 6.700%, 10/1/2005	145,000	158,087

McDonald's Corporation, 5.950%, 1/15/2008	251,000	273,683

Pitney Bowes, Inc., 5.950%, 2/1/2005	75,000	79,990

Residential Funding Mortgage Securities I, Inc., 4.072%, VR, 12/25/2023	348,514	353,196

Residential Funding Mortgage Securities I, Inc., 4.172%, VR, 6/25/2023	400,373	404,823

Target Corporation, 5.875%, 3/1/2012	500,000	521,157

TIAA Global Markets, 5.000%, 3/1/2007	500,000	518,467

Total Corporate Obligations

(Cost $2,567,189)		2,675,860

Corporate Nonprofit Obligations—1.0%

American Red Cross, 6.880%, 11/15/2004	280,000	305,088

Total Corporate Nonprofit Obligations

(Cost $294,258)		305,088

State & Municipal Obligations—2.2%

Detroit Development, 7.330%, 7/1/2006	250,000	282,513

Pittsburgh, PA Urban Redevelopment Authority, 7.460%, 5/1/2006	295,000	331,512

Portland, OR Urban Renewal and Redevelopment, 6.690%, 6/15/2004	100,000	107,021

Total State & Municipal Obligations

(Cost $666,937)		721,046

Direct Community Development Investments—0.8%

Institute for Community Economics, 1.950%, 12/31/2002 (a)	250,000	250,100

Total Direct Community Development Investments

(Cost $250,000)		250,100

Cash Equivalents—6.8%

Community Development Certificates of Deposit:

Albina Community Bank, 2.323%, 7/29/2003 (a)	100,000	100,000

City First Bank of D.C., 2.220%, 2/5/2003 (a)	100,000	100,000

City National Bank of Newark, NJ, 2.430%, 11/14/2002 (a)	100,000	100,000

Dakotaland Federal Credit Union, 4.000%, 8/22/2002 (a)	100,000	100,000

Delta Southern Bank, 2.900%, 6/20/2003 (a)	100,000	100,000

Douglass National Bank, 3.250%, 10/12/2002 (a)	100,000	100,000

Elk Horn Bank & Trust Company, 2.900%, 6/20/2003 (a)	100,000	100,000

Harbor Bank of Maryland, 2.100%, 7/26/2003 (a)	100,000	100,000

Legacy Bank, 2.250%, 7/26/2003 (a)	100,000	100,000

Louisville Community Development Bank, 1.950%, 6/25/2003 (a)	100,000	100,000

Mission Community Bank, 2.850%, 12/3/2002 (a)	100,000	100,000

Quitman/Tri-County Federal Credit Union, 1.750%, 7/29/2003 (a)	100,000	100,000

Self-Help Credit Union, 2.200%, 12/13/2002 (a)	100,000	100,000

University National Bank, 3.110%, 7/26/2003 (a)	100,000	100,000

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Domini Social Bond Fund / Portfolio of Investments—(Continued) July 31, 2002

	Principal Amount	Value (Note 1)

Cash Equivalents—Continued

Vermont Development Credit Union, 3.350%, 7/21/2003 (a)	100,000	$100,000

Wainwright Bank & Trust Company, 2.400%, 5/9/2003 (a)	100,000	100,000

Investment in Repurchase Agreements:

Investors Bank and Trust, dated 7/31/2002, due 8/1/2002, maturity amount $270,163 (collateralized by U.S. Government Agency Mortgage Securities, 7.316%, 7/1/2030, market value $283,663)	270,155	270,155

Money Market Demand Accounts:

Communitywide Federal Credit Union, 3.250%, 10/26/2002 (a)	100,000	100,000

Self-Help Credit Union, 1.390%, 8/1/2002 (a)	201,696	201,696

Total Cash Equivalents

(Cost $2,171,851)		2,171,851

Total Investments in Securities—98.8%

(Cost $30,539,765) (b)		31,645,794

Other Assets, less liabilities—1.2%		372,243

Net Assets—100.0%		$32,018,037

(a)	Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valulations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

(b)	The aggregate cost for book and federal income tax purposes is $30,539,765. The aggregate gross unrealized appreciation is $1,106,029 and the aggregate gross unrealized depreciation is $343, resulting in net unrealized appreciation of $1,105,686.

CMO—Collateralized Mortgage Obligation

VR—Variable interest rate. Rate shown is that on July 31, 2002.

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Financial Statements

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Domini Social Index Portfolio

Statement of Assets and Liabilities

July 31, 2002

ASSETS:

Investments at value (Cost $1,579,308,141)	$1,231,782,382

Cash	5,906,103

Dividends receivable	1,900,447

Total assets	1,239,588,932

LIABILITIES:

Accrued expenses (Note 2)	261,953

Total liabilities	261,953

NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$1,239,326,979

See Notes to Financial Statements

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Domini Social Index Portfolio

Statement of Operations

Year Ended July 31, 2002

INVESTMENT INCOME

Dividends		$19,335,242

EXPENSES

Management fee (Note 2)	$2,890,322

Trustees fees	274,175

Professional fees	134,874

Custody fees (Note 3)	135,520

Miscellaneous	80,127

Total expenses	3,515,018

Fees paid indirectly (Note 3)	(90,372)

Net expenses		3,424,646

NET INVESTMENT INCOME		15,910,596

Net realized loss on investments

Proceeds from sales	$302,743,177

Cost of securities sold	(445,689,928)

Net realized loss on investments		(142,946,751)

Net changes in unrealized depreciation of investments

Beginning of period	$(86,402,722)

End of period	(347,525,759)

Net change in unrealized depreciation		(261,123,037)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(388,159,192)

See Notes to Financial Statements

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Domini Social Index Portfolio

Statements of Changes in Net Assets

	Year Ended July 31, 2002	Year Ended July 31, 2001

DECREASE IN NET ASSETS

From Operations:

Net investment income	$15,910,596	$14,303,501

Net realized gain/(loss) on investments	(142,946,751)	118,452,105

Net change in unrealized depreciation of investments	(261,123,037)	(478,655,424)

Net Decrease in Net Assets Resulting from Operations	(388,159,192)	(345,899,818)

Transactions in Investors' Beneficial Interest:

Additions	309,789,675	480,587,065

Reductions	(411,308,581)	(379,303,886)

Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests	(101,518,906)	101,283,179

Total Decrease in Net Assets	(489,678,098)	(244,616,639)

NET ASSETS:

Beginning of period	1,729,005,077	1,973,621,716

End of period	$1,239,326,979	$1,729,005,077

See Notes to Financial Statements

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Domini Social Index Portfolio

Financial Highlights

	Year Ended July 31,

	2002		2001		2000		1999		1998

Net assets (in millions)	$1,239		$1,729		$1,974		$1,347		$642

Ratio of net investment income to average net assets	1.02%		0.78%		0.70	%(1)	0.84	%(1)	1.05	%(2)

Ratio of expenses to average net assets	0.22	%(3)	0.22	%(3)	0.24	%(1)(3)	0.24	%(1)(3)	0.24	%(2)(3)

Portfolio turnover rate	13%		19%		9%		8%		5%

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.002% and 0.01% for the years ended July 31, 2000 and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratios of net investment income and expenses to average net assets for the year ended July 31, 2000, would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999, would have been 0.83% and 0.25%, respectively.

(2)	Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998, would have been 1.04% and 0.25%, respectively.

(3)	Ratio of expenses to average net assets for the years ended July 31, 2002, 2001, 2000, 1999 and 1998, include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.22%, 0.21%, 0.21%, 0.20% and 0.20% for the years ended July 31, 2002, 2001, 2000, 1999 and 1998, respectively.

See Notes to Financial Statements

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Domini Social Index Portfolio
Notes to Financial Statements
July 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social IndexSM, which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

(A) Valuation of Investments: The Portfolio values securities listed or traded on national securities exchanges or reported by the NASDAQ National Market reporting system at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Trustees.

(B) Dividend Income: Dividend income is recorded on the ex-dividend date.

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Domini Social Index Portfolio / Notes to Financial Statements—(Continued) July 31, 2002

(C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

(D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

(A) Manager. Domini Social Investments LLC (DSIL) is registered as an investment adviser under the Investment Advisers Act of 1940.The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social IndexSM.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the year ended July 31, 2002, aggregated $205,071,717 and $302,743,177, respectively. Custody fees of the Portfolio were reduced by $90,372, which was compensation for uninvested cash left on deposit with the custodian.

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Independent Auditors' Report

The Board of Trustees and Investors Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts September 6, 2002

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Domini Social Equity Fund

Statement of Assets and Liabilities

July 31, 2002

ASSETS:

Investment in Domini Social Index Portfolio, at value (Note 1)	$968,894,113

Receivable for fund shares purchased	1,140,320

Total assets	$970,034,433

LIABILITIES:

Payable for fund shares redeemed	607,740

Accrued expenses	593,355

Total liabilities	1,201,095

NET ASSETS	$968,833,338

NET ASSETS CONSIST OF:

Paid-in capital	$1,323,693,988

Undistributed net investment income	1,307,336

Accumulated net realized loss from Portfolio	(126,149,496)

Net unrealized depreciation from Portfolio	(230,018,490)

$968,833,338

Shares outstanding	43,663,929

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($968,833,338 ÷ 43,663,929)	$22.19

See Notes to Financial Statements

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Domini Social Equity Fund

Statement of Operations

Year Ended July 31, 2002

INCOME:

Investment income from Portfolio	$14,356,345

Expenses from Portfolio	(2,536,205)

Net investment income from Portfolio	11,820,140

EXPENSES:

Sponsor fee (Note 2)	5,794,913

Distribution fees (Note 2)	2,897,456

Transfer agent fees	1,557,862

Miscellaneous	182,748

Printing	146,996

Professional fees	87,525

Shareholder communication	79,325

Trustees fees	28,796

Accounting fees	5,333

Total Expenses	10,780,954

Fees Waived by Manager	(2,644,761)

Net Expenses	8,136,193

NET INVESTMENT INCOME	3,683,947

NET REALIZED AND UNREALIZED LOSS FROM PORTFOLIO:

Net realized loss from Portfolio	(107,279,817)

Net change in unrealized depreciation from Portfolio	(195,953,316)

Net realized and unrealized loss from Portfolio	(303,233,133)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(299,549,186)

See Notes to Financial Statements

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Domini Social Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2002	Year Ended July 31, 2001

INCREASE/(DECREASE) IN NET ASSETS

From Operations:

Net investment income	$3,683,947	$860,790

Net realized gain/(loss) from Portfolio	(107,279,817)	88,394,088

Net change in unrealized depreciation from Portfolio	(195,953,316)	(358,903,505)

Net Decrease in Net Assets Resulting from Operations	(299,549,186)	(269,648,627)

Distributions and Dividends:

Dividends to shareholders from net investment income	(2,865,381)	(372,020)

Distributions to shareholders from net realized gain	(110,334,364)	(36,793,034)

Net Decrease in Net Assets from Distributions and Dividends	(113,199,745)	(37,165,054)

Capital Share Transactions:

Proceeds from sale of shares	210,913,193	334,068,059

Net asset value of shares issued in reinvestment of distributions and dividends	107,215,444	35,258,231

Payments for shares redeemed	(217,450,376)	(252,534,809)

Net Increase in Net Assets from Capital Share Transactions	100,678,261	116,791,481

Total Decrease in Net Assets	(312,070,670)	(190,022,200)

NET ASSETS:

Beginning of period	1,280,904,008	1,470,926,208

End of period (including undistributed net investment income of $1,307,336 and $488,770, respectively)	$968,833,338	$1,280,904,008

OTHER INFORMATION

Share Transactions:

Sold	7,708,817	9,578,532

Issued in reinvestment of distributions and dividends	3,904,490	1,054,988

Redeemed	(8,120,231)	(7,255,619)

Net increase	3,493,076	3,377,901

See Notes to Financial Statements

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Domini Social Equity Fund

Financial Highlights

	Year Ended July 31,

	2002		2001		2000		1999		1998

For a share outstanding for the period:

Net asset value, beginning of period	$31.89		$39.98		$37.21		$30.86		$25.43

Income from investment operations:

Net investment income/ (loss)	0.08		0.02		(0.02)		0.02		0.01

Net realized and unrealized gain/(loss) on investments	(6.96)		(7.12)		3.06		6.81		5.48

Total income from investment operations	(6.88)		(7.10)		3.04		6.83		5.49

Less dividends and distributions:

Dividends to shareholders from net investment income	(0.07)		(0.01)		—*		(0.03)		(0.01)

Distributions to shareholders from net realized gain	(2.75)		(0.98)		(0.27)		(0.45)		(0.05)

Total distributions	(2.82)		(0.99)		(0.27)		(0.48)		(0.06)

Net asset value, end of period	$22.19		$31.89		$39.98		$37.21		$30.86

Total return	-23.26%		-17.87%		8.16%		22.26%		21.58%

Ratios/supplemental data:

Net assets, end of period (in millions)	$969		$1,281		$1,471		$1,083		$502

Ratio of expenses to average net assets	0.92	%(1)	0.93	%(1)	0.96	%(1)	0.98	%(1)	1.17	%(2)

Ratio of net investment income/(loss) to average net assets	0.32	%(1)	0.06	%(1)	(0.05	)%(1)	0.06	%(1)	0.07	%(2)

(1)	Reflects a waiver of expenses by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratios of expenses and net investment income (loss) to average net assets would have been 1.15% and 0.09%, respectively, for the year ended July 31, 2002, and 1.14% and (0.14)%, respectively, for the year ended July 31, 2001, 1.01% and (0.10%), respectively, for the year ended July 31, 2000, and 0.99% and 0.05%, respectively, for the year ended July 31, 1999.

(2)	Reflects nonrecurring payments by the Fund to the Fund's former administrator for $650,000 in connection with the termination of the expense payment arrangements with the Fund's former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such nonrecurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.

*	Amount represents less than $0.005 per share.

See Notes to Financial Statements

-46-

Domini Social Equity Fund
Notes to Financial Statements
July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES.

The Domini Social Equity Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio, a no-load, diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 78.2% at July 31, 2002). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if

-47-

Domini Social Equity Fund / Notes to Financial Statements—(Continued) July 31, 2002

any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

(A) Managers. The Portfolio has retained Domini Social Investments LLC (DSIL) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social IndexSM. The Index's composition is determined by KLD Research & Analytics, Inc.

(C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. DSIL has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.92% of the average daily net assets of the Fund since January 1, 2001. The waiver currently in effect is contractual and expires on November 30, 2002. For the year ended July 31, 2002, DSIL waived fees totalling $2,644,761.

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Domini Social Equity Fund / Notes to Financial Statements—(Continued) July 31, 2002

(D) Distributor. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. DSILD acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, DSILD may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets as reimbursement for costs and expenses incurred in connection with, or compensation for, the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio aggregated $210,357,954 and $231,833,330, respectively.

4. FEDERAL TAX STATUS.

The tax basis of the components of net assets at July 31, 2002 is as follows:

Undistributed ordinary income	$1,307,336

Accumulated loss carryforwards (ALC)	(96,313,427)

Unrealized appreciation/(depreciation)	(259,854,559)

Distributable net earnings/(deficit)	$(354,860,650)

The Fund's ALC reflects net realized capital losses incurred during the period from November 1, 2001 through July 31, 2002. These losses are deferred and will be recognized on August 1, 2002 for tax purposes.

For federal income tax purposes, dividends paid during the year ended July 31, 2002 were characterized as follows:

Ordinary income	$2,865,381

Long-term capital gain	110,334,364

Total	$113,199,745

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction.

-49-

Independent Auditors' Report

The Board of Trustees and Shareholders Domini Social Equity Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund (the "Fund") as of July 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts September 6, 2002

-50-

Domini Social Bond Fund

Statement of Assets and Liabilities

July 31, 2002

ASSETS:

Investments at value (cost $30,539,765)	$31,645,794

Receivable for shares sold	141,354

Interest receivable	312,968

Receivable for securities sold	17,446

Total assets	$32,117,562

LIABILITIES:

Payable for capital stock repurchased	56,788

Dividend payable	6,585

Accrued expenses	36,152

Total liabilities	99,525

NET ASSETS	$32,018,037

NET ASSETS CONSIST OF:

Paid-in capital	$30,834,160

Accumulated net realized gain from investments	77,848

Net unrealized appreciation from investments	1,106,029

$32,018,037

Shares outstanding	2,902,925

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($32,018,037 ÷ 2,902,925)	$11.03

See Notes to Financial Statements

-51-

Domini Social Bond Fund

Statement of Operations

Year Ended July 31, 2002

INCOME:

Interest income	$1,184,690

EXPENSES:

Transfer agent fees	97,446

Management fee (Note 2)	88,337

Administrative fee (Note 2)	55,211

Distribution fees (Note 2)	55,211

Accounting and custody	54,305

Registration	27,619

Professional fees	20,061

Printing	6,236

Trustees fees	431

Miscellaneous	3,808

Total Expenses	408,665

Fees Waived and Expenses Reimbursed (Note 2)	(198,758)

Net Expenses	209,907

NET INVESTMENT INCOME	974,783

NET REALIZED AND UNREALIZED GAIN:

Net realized gain on investments	95,513

Net change in unrealized appreciation on investments	684,057

Net realized and unrealized gain from investments	779,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,754,353

See Notes to Financial Statements

-52-

Domini Social Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2002	Year Ended July 31, 2001

INCREASE/(DECREASE) IN NET ASSETS:

From Operations:

Net investment income	$974,783	$471,771

Net realized gain on investments	95,513	146,140

Net unrealized gain on investments	684,057	395,302

Net Increase in Net Assets Resulting from Operations	1,754,353	1,013,213

Distributions and Dividends:

Dividends to shareholders from net investment income	(974,783)	(471,763)

Distributions to shareholders from net realized gain	(159,319)	—

Net Decrease in Net Assets from Distributions and Dividends	(1,134,102)	(471,763)

Capital Share Transactions:

Proceeds from sale of shares	19,914,204	10,058,249

Net asset value of shares issued in reinvestment of dividends	1,028,016	406,150

Payment for shares redeemed	(3,558,823)	(1,102,190)

Net Increase in Net Assets from Capital Share Transactions	17,383,397	9,362,209

Total Increase in Net Assets	18,003,648	9,903,659

NET ASSETS:

Beginning of period	14,014,389	4,110,730

End of period (including undistributed net investment income of $0 and $0, respectively)	$32,018,037	$14,014,389

OTHER INFORMATION

Share Transactions:

Sold	1,836,010	957,457

Issued in reinvestments of dividends	94,945	38,595

Redeemed	(328,256)	(104,077)

Net Increase	1,602,699	891,975

See Notes to Financial Statements

-53-

Domini Social Bond Fund

Financial Highlights

	Year Ended July 31, 2002		Year Ended July 31, 2001		For the Period June 1, 2000* to July 31, 2000

For a share outstanding for the period:

Net asset value, beginning of period	$10.78		$10.07		$10.00

Income from investment operations:

Net investment income	0.48		0.56		0.09

Net realized and unrealized gain on investments	0.34		0.71		0.07

Total income from investment operations	0.82		1.27		0.16

Less dividends to shareholders from net investment income	(0.48)		(0.56)		(0.09)

Less distributions to shareholders from realized gain	(0.09)		—		—

Total dividends and distributions paid to shareholders	(0.57)		(0.56)		(0.09)

Net asset value, end of period	$11.03		$10.78		$10.07

Total return	7.85%		12.92%		9.51%

Portfolio turnover	71%		71%		18%

Ratios/supplemental data:

Net assets, end of period (000s)	$32,018		$14,014		$4,111

Ratios of net investment income to average net assets	4.40	%(2)	5.27	%(2)	5.67	%(1)

Ratios of expenses to average net assets	0.95	%(2)	0.95	%(2)	0.93	%(1)

*	Commencement of operations

(1)	Reflects a waiver of fees and expenses paid by the Manager due to a contractual fee waiver in effect. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income to average net assets and expenses to average net assets would have been (0.18%) and 6.78%, respectively.

(2)	Reflects a waiver of fees and reimbursement of expenses by the Manager due to a contractual fee waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income and expenses to average net assets would have been 3.50% and 1.85%, respectively, for the year ended July 31, 2002, and 3.80% and 2.41%, respectively, for the year ended July 31, 2001.

See Notes to Financial Statements

-54-

Domini Social Bond Fund
Notes to Financial Statements
July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Bond Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

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Domini Social Bond Fund / Notes to Financial Statements—(Continued) July 31, 2002

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

(B) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

2. TRANSACTIONS WITH AFFILIATES.

(A) Manager. The Fund has retained Domini Social Investments LLC (DSIL) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, DSIL receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2001 through November 30, 2002, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. A similar fee waiver arrangement was in effect from November 30, 2000 through November 30, 2001. For the year ended July 31, 2002, DSIL waived fees and reimbursed expenses totaling $143,547.

(B) Submanager. ShoreBank provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with DSIL.

(C) Administrator. Pursuant to an Administration Agreement, DSIL provides oversight, administrative and management services. DSIL provides the Fund with general office facilities and supervises the overall administration,

-56-

Domini Social Bond Fund / Notes to Financial Statements—(Continued) July 31, 2002

including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Fund, limits on investment and the Fund's shareholder activism philosophy; and arranging for the maintenance of books and records of the Fund. For its services under the Administration Agreement, DSIL receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2001 through November 30, 2002, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. A similar fee arrangement was in effect from November 30, 2000 through November 30, 2001. For the year ended July 31, 2002, DSIL waived fees totalling $55,211.

(D) Distributor. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. DSILD acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, DSILD may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets as reimbursement for costs and expenses incurred in connection with, or compensation for, the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended July 31, 2002, aggregated $30,440,377 and $14,330,275, respectively.

-57-

Domini Social Bond Fund / Notes to Financial Statements—(Continued) July 31, 2002

4. FEDERAL TAX STATUS.

The tax basis of the components of net assets at July 31, 2002 is as follows:

Undistributed ordinary income	$5,856

Accumulated long-term gains	71,992

Unrealized appreciation/(depreciation)	1,106,029

Distributable net earnings/(deficit)	$1,183,877

For federal income tax purposes, dividends paid during the year ended July 31, 2002 were characterized as follows:

Ordinary income	$1,134,102

Long-term capital gain	0

Total	$1,134,102

-58-

Independent Auditors' Report

The Board of Trustees and Shareholders Domini Social Bond Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Bond Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and for the period from June 1, 2000 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Bond Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and for the period from June 1, 2000 to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts September 6, 2002

-59-

Trustees and Officers

The following table presents information about each Trustee and each Officer of the Trust and the Portfolio as of July 31, 2002. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the 1940 Act) of the Funds. Each Trustee and each Officer of the Trust and the Portfolio noted as an interested person is interested by virtue of his or her position with DSIL as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Portfolio holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office.

Name and Age	Position(s) Held with the Trust and the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Fund Complex Overseen by Trustee

Interested Trustee:

Amy L. Domini* Age: 52	Chair, President and Trustee of the Trust and the Portfolio since 1990	President and Chief Executive Officer, DSIL (since 2002); Manager, DSIL (since 1997); Member, Board of Managers, DSIL Investment Services LLC (since 1998); Private Trustee, Loring, Wolcott & Coolidge (fiduciary) (since 1987); CEO, Secretary and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Trustee, New England Quarterly (since 1998); Board Member, Social Investment Forum (trade association) (1995-1999); Trustee, Episcopal Church Pension Fund (since 1994); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (since 2002).	4

-60-

Trustees and Officers

Name and Age	Position(s) Held with the Trust and the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Fund Complex Overseen by Trustee

Disinterested Trustees:

Julia Elizabeth Harris Age: 54	Trustee of the Trust and the Portfolio since 1999	Trustee, Fiduciary Trust Company (since 2001); Vice President, UNC Partners, Inc. (financial management) (since 1990); Director and Treasurer, Boom Times, Inc. (service organization) (1997-1999).	4

Kirsten S. Moy Age: 55	Trustee of the Trust and the Portfolio since 1999	Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Consultant, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001); Group Leader, Financial Innovations Roundtable (research) (2000-2001); Consultant, Social Investment Forum (trade association) (1998); Distinguished Visitor, John D. and Catherine T. MacArthur Foundation (1998); Director, Community Development Financial Institutions Fund, U.S. Department of the Treasury (1995-1997).	4

William C. Osborn Age: 58	Trustee of the Trust since 1990 Trustee of the Portfolio since 1997	Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/ Consultant, Arete Corporation (venture capital) (since 1999); Principal/Manager, Venture Investment Management Company LLC (venture capital) (1996-1999).	4

-61-

Trustees and Officers

Name and Age	Position(s) Held with the Trust and the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Fund Complex Overseen by Trustee

Karen Paul Age: 57	Trustee of the Trust since 1990 Trustee of the Portfolio since 1997	Professor of Management and International Business, Florida International University (since 1990); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2001).	4

Gregory A. Ratliff Age: 42	Trustee of the Trust and the Portfolio since 1999	Senior Fellow, The Aspen Institute (research and education) (since 2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (1997-2001); Associate Director, Program-Related Investments, John D. and Catherine T. MacArthur Foundation (1994-1997).	4

Frederick C. Williamson, Sr. Age: 86	Trustee of the Trust since 1997 Trustee of the Portfolio since 1990	Treasurer and Trustee, RIGHA Foundation (charitable foundation supporting health care needs) (since 1994); Chairman, Rhode Island Historical Preservation and Heritage Commission (state government) (since 1995); Treasurer, Rhode Island Black Heritage Society (nonprofit education) (since 1984); Trustee, National Park Trust (nonprofit land acquisition) (since 1983); President's Advisory Board – Salve Regina University, Newport, RI (since 1999); Board Member, Preserve Rhode Island (nonprofit preservation) (since 1999); Trustee, National Parks and Conservation Association (1986-1997); Advisor, National Parks and Conservation Association (1997-2001).
			4

-62-

Trustees and Officers

Name and Age	Position(s) Held with the Trust and the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Fund Complex Overseen by Trustee

Officers:

Carole M. Laible* Age: 38	Secretary and Treasurer of the Trust and the Portfolio since 1997	Chief Operating Officer, DSIL (since 2002); Financial/Compliance Officer, DSIL (since 1997); President and Chief Executive Officer, DSIL Investment Services LLC (DSILD) (since 2002); Chief Compliance Officer, DSILD (since 2001); Chief Financial Officer, Secretary and Treasurer, DSILD (since 1998); Financial/Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997).
N/A

Steven D. Lydenberg* Age: 56	Vice President of the Trust and the Portfolio since 1990	Member and Principal, DSIL (since 1997); Director, KLD Research & Analytics, Inc. (social research provider) (since 1990); Director of Research, KLD Research & Analytics, Inc. (1990-2001).	N/A

The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

-63-

Domini Funds

P.O. Box 60494 King of Prussia, PA 19406-0494 800-582-6757 www.domini.com

Portfolio Investment Manager and Fund Sponsor: Domini Social Investments LLC 536 Broadway, 7th Floor New York, NY 10012	Investment Submanagers: SSgA Funds Management, Inc. Boston, MA ShoreBank Chicago, IL

Custodian: Investors Bank & Trust Company Boston, MA	Legal Counsel: Bingham McCutchen LLP Boston, MA

Distributor: DSIL Investment Services LLC 536 Broadway, 7th Floor New York, NY 10012 800-762-6814	Transfer Agent: PFPC Inc. King of Prussia, PA

Independent Auditors: KPMG LLP Boston, MA